SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 25, 2015

GM Financial Automobile Leasing Trust 2015-1

(Exact name of registrant as specified in its charter)

GMF Leasing LLC

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-201577-02	47-6851840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

GMF Leasing LLC, as depositor (the “Depositor”) and AmeriCredit Financial Services, Inc. d/b/a GM Financial (“GM Financial”), as sponsor, have caused a newly formed issuing entity, GM Financial Automobile Leasing Trust 2015-1 (the “Issuing Entity”), to issue $129,000,000 Class A-1 0.38000% Asset Backed Notes (the “Class A-1 Notes”), $329,360,000 Class A-2 1.10% Asset Backed Notes (the “Class A-2 Notes”), $369,360,000 Class A-3 1.53% Asset Backed Notes (the “Class A-3 Notes”), $72,930,000 Class A-4 1.73% Asset Backed Notes (the “Class A-4 Notes” and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), $42,240,000 Class B 2.14% Asset Backed Notes (the “Class B Notes”), $38,940,000Class C 2.50% Asset Backed Notes (the “Class C Notes”), $30,170,000 Class D 3.01% Asset Backed Notes (the “Class D Notes” and, collectively with the Class A Notes, the Class B Notes and the Class C Notes, the “Notes”), and an Asset Backed Certificate (the “Certificate”), on March 25, 2015 (the “Closing Date”). The Notes are registered under the Registration Statement filed by the Depositor with the Securities and Exchange Commission under file number 333-201577 (the “Registration Statement”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of an exchange note, backed by a designated pool of car, light truck and utility vehicle leases and the corresponding leased vehicles (the “Receivables”). The Notes were sold to Deutsche Bank Securities Inc. (“Deutsche Bank Securities”), J.P. Morgan Securities LLC (“J.P. Morgan”) and Goldman, Sachs & Co. (“Goldman” and collectively with Deutsche Bank Securities and J.P. Morgan, the “Representatives”), Citigroup Global Markets Inc. (“Citigroup”), Credit Agricole Securities (USA) Inc. (“Credit Agricole”), RBS Securities Inc. (“RBS”) and Wells Fargo Securities, LLC (“Wells Fargo Securities” and collectively with the Representatives, Citigroup, Credit Agricole and RBS, the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of March 18, 2015 (the “Underwriting Agreement”), among GM Financial, the Depositor and the Representatives.

Item 8.01.	Other Events.

The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement attached hereto as Exhibit 4.2, dated as of March 3, 2015, as amended and restated as of February 1, 2015 (the “Trust Agreement”), between the Depositor and Wilmington Trust Company, as owner trustee (the “Owner Trustee”). The Notes were issued pursuant to the Indenture attached hereto as Exhibit 4.1, dated as of February 1, 2015 (the “Indenture”), between the Issuing Entity and Wells Fargo Bank, National Association (“Wells Fargo”), as indenture trustee (in such capacity, the “Indenture Trustee”).

Pursuant to the 2015-1 Exchange Note Supplement attached hereto as Exhibit 4.5, dated as of February 1, 2015 (the “Exchange Note Supplement”), ACAR Leasing Ltd. (the “Titling Trust”), as borrower, GM Financial, as lender and as servicer (in such capacity, the “Servicer”) and Wells Fargo, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (the “Administrative Agent”), the Titling Trust issued an Exchange Note (the “Exchange Note”) to GM Financial on March 25, 2015 (the “Closing Date”) and designated a designated pool of collateral lease agreements and collateral leased vehicles (the “Designated Pool”) to support the Exchange Note.

Pursuant to the 2015-1 Exchange Note Sale Agreement attached hereto as Exhibit 10.1, dated as of February 1, 2015 (the “Exchange Note Sale Agreement”), between GM Financial and the Depositor, on the Closing Date, GM Financial sold to the Depositor, and the Depositor purchased from GM Financial, all of GM Financial’s right, title and interest in, to and under the Exchange Note and the proceeds thereof without recourse. Pursuant to the 2015-1 Exchange Note Transfer Agreement attached hereto as Exhibit 10.2, dated as of February 1, 2015 (the “Exchange Note Transfer Agreement”), between the Depositor and the Issuing Entity, on the Closing Date the Depositor sold to the Issuing Entity and the Issuing Entity purchased from the Depositor, all of the Depositor’s right, title and interest in, to and under the Exchange Note and the proceeds thereof without recourse. Pursuant to the Indenture, on the Closing Date the Issuing Entity issued the Notes to the Depositor as partial payment for the Exchange Note and granted a security interest in the Exchange Note and all other indenture collateral to the Indenture Trustee for the benefit of the Underwriters.

Pursuant to the Underwriting Agreement, the Depositor sold the Notes to the Underwriters.

GM Financial, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the 2015-1 Servicing Supplement attached hereto as Exhibit 10.4, dated as of February 1, 2015 (the “Servicing Supplement”), among the Titling Trust, the Servicer, APGO Trust, as settlor (the “Settlor”), the Collateral Agent and the Indenture Trustee, and has also agreed to serve as custodian of the Receivables pursuant to the Servicing Supplement.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1 Underwriting Agreement, dated as of March 18, 2015, among GM Financial, the Depositor and the Representatives (see Exhibit 1.1 to the Form 8-K filed on March 20, 2015, in connection with Registration Statement Nos. 333-201577 and 333-201577-02, which is incorporated by reference herein).

4.1 Indenture, dated as of February 1, 2015, between the Issuing Entity and the Indenture Trustee.

4.3 Amended and Restated Trust Agreement, dated as of February 1, 2015, between the Depositor and the Owner Trustee.

4.5 2015-1 Exchange Note Supplement, dated as of February 1, 2015, among the Titling Trust, GM Financial, as lender, the Servicer, the Collateral Agent and the Administrative Agent.

5.1 Opinion of Katten Muchin Rosenman LLP with respect to validity (see Exhibit 5.1 to the Form 8-K filed on March 25, 2015, in connection with Registration Statement Nos. 333-201577 and 333-201577-02, which is incorporated by reference herein).

8.1 Opinion of Katten Muchin Rosenman LLP with respect to tax matters (see Exhibit 8.1 to the Form 8-K filed on March 25, 2015, in connection with Registration Statement Nos. 333-201577 and 333-201577-02, which is incorporated by reference herein).

10.1 2015-1 Exchange Note Sale Agreement, dated as of February 1, 2015, between the GM Financial and the Depositor.

10.2 2015-1 Exchange Note Transfer Agreement, dated as of February 1, 2015, between the Depositor and the Issuing Entity.

10.4 2015-1 Servicing Supplement, dated as of February 1, 2015, among the Titling Trust, the Servicer, the Settlor, the Collateral Agent and the Indenture Trustee.

99.1 Administration Agreement, dated as of February 1, 2015, among the Depositor, GM Financial, as administrator, and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GM FINANCIAL AUTOMOBILE LEASING TRUST 2015-1

By:	AmeriCredit Financial Services, Inc. d/b/a GM Financial, as Servicer

By:	/s/ Frank E. Brown III
Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and Secretary

Dated: March 25, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 18, 2015, among AmeriCredit Financial Services, Inc. d/b/a GM Financial, as sponsor, GMF Leasing LLC, as depositor, and Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the underwriters (see Exhibit 1.1 to the Form 8-K filed on March 20, 2015, in connection with Registration Statement Nos. 333-201577 and 333-201577-02, which is incorporated by reference herein).

4.1	Indenture, dated as of February 1, 2015, between GM Financial Automobile Leasing Trust 2015-1, as issuing entity, and Wells Fargo Bank, National Association, as indenture trustee.

4.3	Amended and Restated Trust Agreement, dated as of February 1, 2015, between GMF Leasing, as depositor, and Wilmington Trust Company, as owner trustee.

4.5	2015-1 Exchange Note Supplement, dated as of February 1, 2015, among ACAR Leasing Ltd., as borrower, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and AmeriCredit Financial Services, Inc. d/b/a GM Financial, as lender and servicer.

5.1	Opinion of Katten Muchin Rosenman LLP with respect to validity (see Exhibit 5.1 to the Form 8-K filed on March 25, 2015, in connection with Registration Statement Nos. 333-201577 and 333-201577-02, which is incorporated by reference herein).

8.1	Opinion of Katten Muchin Rosenman LLP with respect to tax matters (see Exhibit 8.1 to the Form 8-K filed on March 25, 2015, in connection with Registration Statement Nos. 333-201577 and 333-201577-02, which is incorporated by reference herein).

10.1	2015-1 Exchange Note Sale Agreement, dated as of February 1, 2015, AmeriCredit Financial Services, Inc. d/b/a GM Financial and GMF Leasing LLC, as depositor.

10.2	2015-1 Exchange Note Transfer Agreement, dated as of February 1, 2015, between GMF Leasing LLC, as transferor, and GM Financial Automobile Leasing Trust 2015-1, as transferee.

10.4	2015-1 Servicing Supplement, dated as of February 1, 2015, ACAR Leasing Ltd., as titling trust, AmeriCredit Financial Services, Inc. d/b/a GM Financial, as servicer, Wells Fargo Bank, National Association, as collateral agent and indenture trustee.

99.1	Administration Agreement, dated as of February 1, 2015, among GMF Leasing LLC, as depositor, AmeriCredit Financial Services, Inc. d/b/a GM Financial, as administrator, and Wells Fargo Bank, National Association, as indenture trustee.